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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) NOVEMBER 19, 2004
                                                        -----------------------

                            MICHAEL BAKER CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                  PENNSYLVANIA
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                 (State or Other Jurisdiction of Incorporation)

            1-6627                                      25-0927646
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   (Commission File Number)                 (IRS Employer Identification No.)

                     100 AIRSIDE DRIVE
                MOON TOWNSHIP, PENNSYLVANIA                         15108
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         (Address of Principal Executive Offices)                (Zip Code)

                                 (412) 269-6300
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.04. TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT PLANS.

         On November 19, 2004, Michael Baker Corporation ("Michael Baker") sent a notice to directors and executive officers of Michael Baker informing them, among other things, that a blackout period with respect to the Michael Baker Corporation Employee Stock Ownership Plan will be in effect beginning at 4:00 p.m. E.T. on December 22, 2004, and will continue until the week of January 9, 2005. Michael Baker provided the notice to its directors and executive officers in accordance with Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of Regulation BTR. During the blackout period and for a period of two years after the ending date of the blackout period, a security holder or other interested person may obtain, without charge, the actual ending date of the blackout period by contacting James McKnight, Executive Vice President General Counsel and Corporate Secretary, 100 Airside Drive, Moon Township, Pennsylvania 15108, telephone (412) 269-2532.

         A copy of the notice is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

The following exhibit is filed with this report on Form 8-K:

Exhibit No.       Description
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   99.1           Notice of Blackout Period to Directors and Executive Officers
                  of Michael Baker Corporation, dated November 19, 2004.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MICHAEL BAKER CORPORATION


                                        By: /s/  William P. Mooney
                                            --------------------------
                                            Executive Vice President and Chief
                                            Financial Officer

Date:  November 19, 2004


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                                  EXHIBIT INDEX

Number     Description                                        Method of Filing
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99.1       Notice of Blackout Period to Directors and
           Executive Officers of Michael Baker Corporation,
           dated November 19, 2004.                            Filed herewith